UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 12, 2017, upon the recommendation of its Compensation Committee, the Board of Directors of Kraton Corporation (the “Company”) approved an amendment and restatement to the Kraton Corporation Executive Severance Program (the “Severance Program”), under which the Company’s principal executive officer, principal financial officer, and named executive officers participate.

The amendments to the Severance Program altered the severance benefits for the Company’s Chief Executive Officer in the event of a termination without “cause” or resignation for “good reason” as follows:

•	Changed the Multiplier Factor (as defined in the Severance Program) of the lump sum cash payment from one and five tenths (1.5) to two (2); and

•	Changed the Severance Continuation Period (as defined in the Severance Program) from eighteen (18) months to twenty-four (24) months.

Additionally, for all participants under the Severance Program, including the Company’s Chief Executive Officer, the amendments to the Severance Program extended the change in control protection period from twelve (12) months to twenty-four (24) months.

A summary of the Severance Program, including amounts previously payable thereunder, is set forth in the Company’s proxy statement filed April 14, 2017. Such summary, together with the amended and restated Severance Program, does not purport to be complete and is qualified in its entirety by the full text of the amended and restated Severance Program, filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1+	Kraton Corporation Executive Severance Program, as amended and restated September 12, 2017.
+ Denotes compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date:	September 18, 2017	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

EXHIBITS

Exhibit No.	Description
10.1+	Kraton Corporation Executive Severance Program, as amended and restated September 12, 2017.
+ Denotes compensatory plan or arrangement.